UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 09, 2026

UPSTREAM BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42366	38-4187694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

890 Winter Street Suite 200
Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (781) 208-2466

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UPB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Upstream Bio, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2026. As of the close of business on April 13, 2026, the record date for the Annual Meeting, there were 54,419,986 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 48,100,767 shares were present virtually or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 16, 2026: (i) to elect each of H. Edward Fleming, Jr., M.D. and Liam Ratcliffe, M.B.Ch.B., Ph.D., M.B.A. as Class II directors of the Company, each to serve until the Company’s 2029 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal 1”), and (ii) to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”). The voting results reported below are final.

Proposal 1 - Election of Class II Director Nominees

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The results of Proposal 1 were as follows:

Class II Director Nominee	For	Withheld	Broker Non-Votes
H. Edward Fleming, Jr., M.D.	40,715,035	3,367,258	4,018,474
Liam Ratcliffe, M.B.Ch.B., Ph.D., M.B.A.	43,812,021	270,272	4,018,474

Proposal 2 - Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of Proposal 2 were as follows:

For	Against	Abstain
47,951,313	143,251	6,203

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstream Bio, Inc.

Date:	June 10, 2026	By:	/s/ E. Rand Sutherland
E. Rand Sutherland, M.D. Chief Executive Officer